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                                                                   EXHIBIT 99.39

                       THIRD AMENDMENT TO LOAN AGREEMENT

                This Third Amendment to Loan Agreement (this "Amendment") is dated as of December 20, 1994 and is made by and among the "Borrowers" (as hereinafter defined), the undersigned financial
        institutions (collectively, the "Banks") and   XXXXXXXXXX,
        as Managing Agent (the "Agent").

                              W I T N E S S E T H:

                WHEREAS, Kmart Corporation and certain other entities (collectively, the "Borrowers"), the Banks and the Agent are parties to that certain Loan Agreement dated as of January 21, 1992 (as amended, modified or supplemented and in effect from time to time, the "Loan Agreement") pursuant to which the Banks have provided to the Borrowers certain credit facilities; and

                WHEREAS, the Borrowers have requested that the Loan Agreement be amended in certain respects set forth herein and the Banks and the Agent are agreeable to the same, subject to the terms and conditions hereof;

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Definitions. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Loan Agreement.

                 2. Amendment of Loan Agreement. The Loan Agreement is hereby amended, effective on the Third Amendment Effective Date, as follows:

                     (A) Amendments to Definitions. Section 1.1 of the Loan Agreement is amended by amending and restating the definitions of "Guarantor Restructuring" in its entirety as follows:

                              "Guarantor Restructuring" means any of: (a) any
                 merger or consolidation of the Guarantor with any other Person, but excluding any merger or consolidation:

                             (i)   in which the successor formed by or
                        resulting from such merger or consolidation is Kmart Corporation or a Subsidiary of Kmart Corporation and, if the survivor is a Subsidiary of Kmart Corporation, such Subsidiary shall affirm the obligations of Kmart Corporation under the Loan Documents in writing; and

                             (ii) occurring while no Unmatured Guarantor Event of Default or Guarantor Event of Default exists; and
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                                 (iii)  which will not otherwise give rise to
                         or cause an Unmatured Guarantor Event of Default or a Guarantor Event of Default;

                 and (b) any sale, assignment, lease, conveyance, transfer or other disposition (whether in one or a series of transactions) of any property (including accounts and notes receivable, with or without recourse), but excluding any Permitted Disposition of a Specialty Retail Subsidiary and also excluding any of the following:

                                   (i)  dispositions of inventory, or used,
                          worn out or surplus equipment, all in the ordinary course of business; and/or

                                  (ii)  the sale of equipment to the extent
                          that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and/or

                                 (iii)     dispositions of inventory or
                          equipment by Kmart Corporation to any Subsidiary pursuant to reasonable business requirements; and/or

                                  (iv)     other dispositions of assets
                          having, in any fiscal year of Kmart Corporation, an aggregate book value not exceeding 10% of Kmart Corporation's consolidated total assets as of the end of the most recently ended fiscal year of Kmart Corporation, as reflected in Kmart Corporation's balance sheet contained in its audited financial statements for such fiscal year.

                    (B) New Definitions Added to Section 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following additional definitions thereto in their proper alphabetical places:

                                  "Consolidated Net Worth" means as of the date
                          of any determination thereof, the consolidated net worth of the Guarantor, determined in accordance with generally accepted accounting principles consistently applied; provided, however, that any gains or losses from the disposition of any Specialty Retail Subsidiary and any changes after October 7, 1994 in the foreign currency translation adjustment account as presented in the Guarantor's financial statements (and in accordance with generally accepted accounting principles consistently applied) shall be excluded from the determination of Consolidated Net Worth.


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                                  "EBITDAR" means, for any applicable period,
                          for the Guarantor the aggregate of the following, without duplication: (a) consolidated net income for such period, plus (b) consolidated interest expense (net of any interest income) for such period, plus
                          (c) consolidated provision for taxes for such period, plus (d) consolidated depreciation expense for such period, plus (e) consolidated amortization expense for such period, plus (f) consolidated Rent Expenses for such period, minus (or plus, as applicable) (g) on a consolidated basis, any extraordinary gains (or plus extraordinary losses) for such period, minus (or plus, as applicable) (h) any gains (or plus any losses) attributable to the Specialty Retail Subsidiaries for such period other than results of operations in the ordinary course of business, plus
                          (i) solely with respect to the four fiscal quarter period ending in October, 1994, the $1.348 billion restructuring charge recorded in the fourth fiscal quarter of the Guarantor's fiscal year ending January 26, 1994.

                                  "Permitted Disposition of a Specialty Retail
                          Subsidiary" means any sale of all, substantially all, or a part of the capital stock of, or of all, substantially all or a part of the assets of, any Specialty Retail Subsidiary, even if such an entity is no longer a Subsidiary of Kmart Corporation at the time in question, if (a) consideration received is fair market value (as determined by Kmart Corporation), or (b) Kmart Corporation's board of directors deems such transaction to be necessary by reason of applicable laws, regulations or governmental policies applicable to Kmart Corporation.

                                  "Rent Expenses" means, for any period,
                          consolidated rent expense of the Guarantor for such period, determined in accordance with generally accepted accounting principles consistently applied, less consolidated rental income for such period.

                                  "Third Amendment" means that certain Third
                          Amendment to Loan Agreement dated as of December 20, 1994, by and among the Borrowers, the Banks and the Managing Agent.

                                  "Third Amendment Effective Date" means the
                          date upon which each of the conditions precedent set forth in Section 4 of the Third Amendment have been met.

                                  "Specialty Retail Subsidiary" means any of
                          the following Subsidiaries of the Guarantor (or the continuing investment of the Guarantor in any such entity): Builders Square, Inc.; Borders Group, Inc.; Coles Myer Ltd.; OfficeMax, Inc.; PACE Membership



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                          Warehouse, Inc.; PayLess Drug Stores Northwest, Inc.;
                          and The Sports Authority, Inc.

                          (C) Amendment of Subsection 6.2(d). Subsection 6.2(d) of the Loan Agreement is amended and restated in its entirety as follows:

                                  (d)  The long-term Indebtedness of the
                          Guarantor shall be rated BBB- or above by Standard & Poor's Corporation and Baa3 or above by Moody's Investors Service, Inc.

                          (D) Amendment of Subsection 7.1(a). Subsection 7.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

                                 (a)  Indebtedness of the Guarantor shall
                           be rated BB+ or lower by S&P or Bal or lower by Moody's, or shall not be rated by either S&P or Moody's.

                          (E) Amendment of Subsection 7.1(b). Subsection 7.1(b) of the Loan Agreement is amended by deleting the references therein to "$40 million" and substituting in lieu thereof references to "$100 million".

                          (F) Amendment of Subsection 7.1(f). Subsection 7.1(f) of the Loan Agreement is amended and restated in its entirety as follows:

                                 (f) Any Guarantor Restructuring shall occur; or

                          (G)     Addition of New Subsections to Section 7.1.
                 Section 7.1 of the Loan Agreement is further amended by the addition thereto of new subsections (h), (i) and (j) thereto as follows:

                                 (h) A final judgment or judgments in excess of One Hundred Million Dollars ($100,000,000) shall be entered against the Guarantor by a court of record and not discharged in accordance with its terms or, within sixty (60) days from the date of entry thereof, stayed from execution and (within said period of sixty (60) days or such longer period during which execution of such judgment(s) shall have been stayed) appeal taken therefrom and execution thereof stayed during such appeal;

                                  (i) The Guarantor shall permit its ratio of

                                       (A)  EBITDAR (measured as of the end of
                                       any fiscal quarter of the Guarantor
                                       ending after October 7, 1994 for the
                                       four fiscal quarters then ended)



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                                  to



                                        (B)  the sum of (1) consolidated net
                                        interest expense of the
                                        Guarantor for such four fiscal
                                        quarter period plus (2)
                                        consolidated Rent Expense for
                                        such four fiscal quarter period

                                  to be less than 1.50 to 1.00; or

                                  (j)  The Guarantor shall permit its
                 Consolidated Net Worth at any time to be less than Four Billion Five Hundred Million Dollars ($4,500,000,000).

                       3. Borrowers' Representations and Warranties. In order to induce the Banks and the Managing Agent to enter into this Amendment, each Borrower hereby severally represents and warrants, solely as to itself that:

                              (a)  such Borrower has the right, power and
                       capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment;

                              (b) this Amendment constitutes such Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise);

                              (c) such Borrower's execution, delivery and performance of this Amendment do not and will not violate its Organizational Documents or any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject;

                              (d)   no authorization or approval or other
                       action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with its execution, delivery and performance of this Amendment; and

                              (e) No Borrower Event of Default or Unmatured Borrower Event of Default exists as to such Borrower as of the date hereof under the Loan Agreement or would exist after giving effect to the transactions contemplated by this Amendment.

                       4. Conditions to Third Amendment's Effectiveness. The effectiveness of this Third Amendment is specifically subject to


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                 the satisfaction of the following conditions precedent or
                 concurrent:

                                  (a) No Defaults. No Unmatured Guarantor Event of Default or Guarantor Event of Default under the Loan Agreement (as amended hereby) shall have occurred and be continuing.

                                  (b)      Execution of Amendment.  Each
                          Borrower and each Bank shall have delivered to the Agent a counterpart of this Amendment duly executed by such Borrower or Bank.

                                  (c)      Guaranty Reaffirmation.  The
                          Guarantor shall have executed and delivered to the Agent a Reaffirmation Agreement in substantially the form of Exhibit A hereto.

                          5. MISCELLANEOUS. The parties hereto hereby further agree as follows:

                          (a) Costs, Expenses and Taxes. Kmart Corporation hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent and the Banks.

                          (b)     Counterparts.  This Amendment may be
                 executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

                          (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

                          (d) Integration. This Amendment and the Loan Agreement (as amended hereby) and the Guaranty (as amended by the Guaranty Amendment and Reaffirmation Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                          (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

                          (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrowers, the Agent and the Banks and their respective successors and permitted assigns. This Amendment shall not be construed so as to confer any



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                 right or benefit upon any Person other than the Borrowers, the
                 Agent and the Banks and their respective successors and permitted assigns.

                          (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement other than as expressly set forth herein and further agree and acknowledge that the Loan Agreement (as amended hereby) remains and continues in full force and effect and is hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Banks or the Agent under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. No delay on the part of any Bank or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Loan Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section
                 9.1 of the Loan Agreement.

                 [Balance of page left intentionally blank; signature pages follow.]



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                      THE BORROWERS:

                                      KMART CORPORATION


                                      By:  /s/
                                          -------------------------------
                                      Title: Vice President and Treasurer
                                             ----------------------------


                                      XXXXXXXXXX, a Michigan
                                        general partnership


                                      By:  BIG BEAVER DEVELOPMENT
                                           CORPORATION, a Michigan
                                           corporation, and its managing
                                           general partner

                                           By:  /s/
                                               -------------------------------

                                           Its: President
                                                -------------------------------
                                      and


                                      By:  XXXXXXXXXX, a Michigan
                                           limited partnership and its
                                           managing general partner



                                      By:  XXXXXXXXXX, a Michigan
                                           corporation and its sole
                                           general partner

                                           By: /s/
                                               ------------------------
                                           Its:
                                                -----------------------




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                     [Additional Borrower Signature Pages
                            Intentionally Omitted]

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                 [BANK SIGNATURE PAGES INTENTIONALLY OMITTED]
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                      [Exhibit A Intentionally Omitted]